EXHIBIT 99

                          FIRST COMMERCIAL CORPORATION
                    PRO FORMA COMBINED FINANCIAL INFORMATION
                                  (UNAUDITED)


    The following unaudited pro forma combined balance sheets as of September 30, 1995, and unaudited pro forma statements of income for the three years ended December 31, 1994, and for the nine month period ended September 30, 1995, give effect to the following transactions. The share information has been adjusted to reflect a 7% stock dividend declared in November 1995.

    As reported in the Current Report on Form 8-K dated November 30, 1995, pursuant to a Plan and Agreement of Merger dated June 21, 1995, as amended September 22, 1995, First Commercial Corporation ("FCC") acquired all the outstanding shares of capital stock of FDH Bancshares, Inc. ("FDH") and its wholly owned subsidiaries, including four banks in Arkansas and one in Louisiana. FCC issued 1,349,215 shares of its common stock, which had a fair value of $30.08 on the acquisition date, for all outstanding shares of common stock of FDH, resulting in a purchase price of $40.6 million. FDH, headquartered in Little Rock, Arkansas, owns banks in Little Rock, El Dorado, Arkadelphia and Fordyce under the name of Citizens First Bank. Springhill Bank and Trust in Springhill, Louisiana, is FDH's only holding outside the state of Arkansas. This transaction was accounted for using the purchase method of accounting. The assets and liabilities of FDH Bancshares, Inc., were adjusted to fair value at the date of purchase, resulting in an excess cost over fair value of $14.5 million, net of related deferred taxes of ($189) thousand, which is being amortized over 15 years.

    On November 30, 1995, FCC acquired all the outstanding stock of West-Ark Bancshares, Inc., Clarksville, Arkansas, parent company of Arkansas State Bank of Clarksville, in exchange for 689,106 shares of FCC common stock. This transaction was accounted for using the pooling-of-interests method of accounting.

    For balance sheet purposes the assumed consummation date of the above transactions is September 30, 1995. For income statement purposes the assumed consummation date for the transaction accounted for using the purchase method is January 1, 1994, and the assumed consummation date for the transaction accounted for under the pooling-of-interests method is January 1, 1992.

    The following unaudited pro forma financial information is not necessarily indicative of the results of operations of FCC if the acquisitions had occurred on January 1, 1994, and January 1, 1992.

                                    PRO FORMA COMBINED STATEMENT OF INCOME
                                 For the Nine Months Ended September 30, 1995
                                                 (Unaudited)

(Dollars in thousands, except per share data)

                                                          Completed Business Combinations
                                                       ------------------------------------
                                                              FDH             West-Ark
                                    First Commercial    Bancshares, Inc.   Bancshares, Inc.
                                     Corporation (A)     (Purchase) (B)     (Pooling) (C)      Pro forma (D)
                                    -----------------  -----------------  -----------------  -----------------
Interest income.....................   $   225,807        $    20,246        $     8,217        $   254,377
Interest expense....................        95,368             10,800              4,498            110,666
                                     ---------------    ---------------    ---------------    ---------------
Net interest income.................       130,439              9,446              3,719            143,711

Provision for possible loan and
  lease losses......................         1,565                206                175              1,946

Net interest income after provision
  for possible loan and lease losses       128,874              9,240              3,544            141,765

Other operating income..............        48,566              2,256                823             51,645
Other operating expenses............       116,839              8,751              2,763            129,131
                                     ---------------    ---------------    ---------------    ---------------
Income before income taxes..........        60,601              2,745              1,604             64,279
Income tax expense..................        20,580                752                381             21,735
                                     ---------------    ---------------    ---------------    ---------------
Net income..........................   $    40,021        $     1,993        $     1,223        $    42,544
                                     ===============    ===============    ===============    ===============

Preferred stock dividend............            --                 --                 --                 --
                                     ---------------    ---------------    ---------------    ---------------
Income applicable to common shares..   $    40,021        $     1,993        $     1,223        $    42,544
                                     ===============    ===============    ===============    ===============

Average common shares outstanding
  during period (E).................    25,435,071              1,000            279,000         27,473,392

Net income per common share.........         $1.57          $1,993.00              $4.38              $1.55


See accompanying notes to pro forma combined statement of income.

                NOTES TO PRO FORMA COMBINED STATEMENT OF INCOME
                 For the Nine Months Ended September 30, 1995
                                  (Unaudited)

(Dollars in thousands)

  (A)  Represents historical income statement of First Commercial Corporation.

  (B) Represents historical income statement of FDH Bancshares, Inc., as if this purchase transaction had occurred on or prior to January 1, 1995.

  (C) Represents historical income statement of West-Ark Bancshares, Inc., as if this pooling transaction had occurred on or prior to January 1, 1995.

  (D) Pro forma combined income reflects an adjustment of $107 in interest income for accretion of the adjustment to investment securities and $778 in other expenses for amortization of goodwill and depreciation of premises and equipment, and related income tax expense of $22, in connection with the FDH Bancshares, Inc., purchase.

  (E) Average shares outstanding for First Commercial Corporation and Pro forma combined have been restated to reflect the 7% stock dividend declared November 21, 1995, payable on January 2, 1996 to stockholders of record December 14, 1995. Pro forma combined shares have also been adjusted for the FDH Bancshares, Inc. and West-Ark Bancshares, Inc., acquisitions.

                                    PRO FORMA COMBINED STATEMENT OF INCOME
                                     For the Year Ended December 31, 1994
                                                 (Unaudited)

(Dollars in thousands, except per share data)

                                                          Completed Business Combinations
                                                       ------------------------------------
                                                              FDH             West-Ark
                                    First Commercial    Bancshares, Inc.   Bancshares, Inc.
                                     Corporation (A)     (Purchase) (B)     (Pooling) (C)      Pro forma (D)
                                    -----------------  -----------------  -----------------  -----------------
Interest income.....................   $   257,751        $    20,026        $     8,208        $   286,127
Interest expense....................        98,306              8,830              3,614            110,750
                                     ---------------    ---------------    ---------------    ---------------
Net interest income.................       159,445             11,196              4,594            175,377

Provision for possible loan and
  lease losses......................        (3,092)               207                200             (2,685)

Net interest income after provision
  for possible loan and lease losses       162,537             10,989              4,394            178,062

Other operating income..............        68,652              1,937                886             71,475
Other operating expenses............       156,875              9,241              3,148            170,301
                                     ---------------    ---------------    ---------------    ---------------
Income before income taxes..........        74,314              3,685              2,132             79,236
Income tax expense..................        24,006              1,059                567             25,661
                                     ---------------    ---------------    ---------------    ---------------
Net income..........................   $    50,308        $     2,626        $     1,565        $    53,575
                                     ===============    ===============    ===============    ===============

Preferred stock dividend............           129                 --                 --                129
                                     ---------------    ---------------    ---------------    ---------------
Income applicable to common shares..   $    50,179        $     2,626        $     1,565        $    53,446
                                     ===============    ===============    ===============    ===============

Average common shares outstanding
  during period (E).................    25,609,337              1,000            279,000         27,647,658

Net income per common share.........         $1.96          $2,626.00              $5.61              $1.93


See accompanying notes to pro forma combined statement of income.

                NOTES TO PRO FORMA COMBINED STATEMENT OF INCOME
                     For the Year Ended December 31, 1994
                                  (Unaudited)

(Dollars in thousands)

  (A)  Represents historical income statement of First Commercial Corporation.

  (B) Represents historical income statement of FDH Bancshares, Inc., as if this purchase transaction had occurred on or prior to January 1, 1995.

  (C) Represents historical income statement of West-Ark Bancshares, Inc., as if this pooling transaction had occurred on or prior to January 1, 1995.

  (D) Pro forma combined income reflects an adjustment of $142 in interest income for accretion of the adjustment to investment securities and $1,037 in other expenses for amortization of goodwill and depreciation of premises and equipment, and related income tax expense of $29, in connection with the FDH Bancshares, Inc., purchase.

  (E) Average shares outstanding for First Commercial Corporation and Pro forma combined have been restated to reflect the 7% stock dividend declared November 21, 1995, payable on January 2, 1996 to stockholders of record December 14, 1995. Pro forma combined shares have also been adjusted for the FDH Bancshares, Inc., and West-Ark Bancshares, Inc., acquisitions.

                                    PRO FORMA COMBINED STATEMENT OF INCOME
                                     For the Year Ended December 31, 1993
                                                 (Unaudited)

(Dollars in thousands, except per share data)

                                                       Completed Business
                                                           Combination
                                                       -------------------
                                                            West-Ark
                                    First Commercial    Bancshares, Inc.
                                     Corporation (A)      (Pooling) (B)         Pro forma
                                    -----------------  -------------------  -----------------
Interest income.....................   $   234,995         $     7,774         $   242,769
Interest expense....................        90,421               3,245              93,666
                                     ---------------     ---------------     ---------------
Net interest income.................       144,574               4,529             149,103

Provision for possible loan and
  lease losses......................         4,416                 270               4,686

Net interest income after provision
  for possible loan and lease losses       140,158               4,259             144,417

Other operating income..............        58,957                 858              59,815
Other operating expenses............       135,191               2,960             138,151
                                     ---------------     ---------------     ---------------
Income before income taxes..........        63,924               2,157              66,081
Income tax expense..................        17,959                 630              18,589
                                     ---------------     ---------------     ---------------
Net income..........................   $    45,965         $     1,527         $    47,492
                                     ===============     ===============     ===============

Preferred stock dividend............         1,210                  --               1,210
                                     ---------------     ---------------     ---------------
Income applicable to common shares..   $    44,755         $     1,527         $    46,282
                                     ===============     ===============     ===============

Average common shares outstanding
  during period (C).................    25,715,732             279,000          26,404,838

Net income per common share.........         $1.74               $5.47               $1.75


See accompanying notes to pro forma combined statement of income.

                 NOTES TO PRO FORMA COMBINED STATEMENT OF INCOME
                      For the Year Ended December 31, 1993
                                  (Unaudited)

(Dollars in thousands)

  (A)  Represents historical income statement of First Commercial Corporation.

  (B) Represents historical income statement of West-Ark Bancshares, Inc., as if this pooling transaction had occurred on or prior to January 1, 1995.

  (C) Average shares outstanding for First Commercial Corporation and Pro forma combined have been restated to reflect the 7% stock dividend declared November 21, 1995, payable on January 2, 1996 to stockholders of record December 14, 1995. Pro forma combined shares have also been adjusted for the West-Ark Bancshares, Inc., acquisition.

                                    PRO FORMA COMBINED STATEMENT OF INCOME
                                     For the Year Ended December 31, 1992
                                                 (Unaudited)

(Dollars in thousands, except per share data)

                                                       Completed Business
                                                           Combination
                                                       -------------------
                                                            West-Ark
                                    First Commercial    Bancshares, Inc.
                                     Corporation (A)      (Pooling) (B)         Pro forma
                                    -----------------  -------------------  -----------------
Interest income.....................   $   232,098         $     8,044         $   240,142
Interest expense....................        98,690               3,810             102,500
                                     ---------------     ---------------      ---------------
Net interest income.................       133,408               4,234             137,642

Provision for possible loan and
  lease losses......................         8,941                 305               9,246

Net interest income after provision
  for possible loan and lease losses       124,467               3,929             128,396

Other operating income..............        51,182               1,040              52,222
Other operating expenses............       118,882               2,807             121,689
                                     ---------------     ---------------     ---------------
Income before income taxes..........        56,767               2,162              58,929
Income tax expense..................        16,800                 711              17,511
                                     ---------------     ---------------     ---------------
Net income..........................   $    39,967         $     1,451         $    41,418
                                     ===============     ===============     ===============

Preferred stock dividend............         1,210                  --               1,210
                                     ---------------     ---------------     ---------------
Income applicable to common shares..   $    38,757         $     1,451         $    40,208
                                     ===============     ===============     ===============

Average common shares outstanding
  during period (C).................    25,580,251             279,000          26,269,357

Net income per common share.........         $1.52               $5.20               $1.53


See accompanying notes to pro forma combined statement of income.

                NOTES TO PRO FORMA COMBINED STATEMENT OF INCOME
                     For the Year Ended December 31, 1992
                                  (Unaudited)

(Dollars in thousands)

  (A)  Represents historical income statement of First Commercial Corporation.

  (B) Represents historical income statement of West-Ark Bancshares, Inc., as if this pooling transaction had occurred on or prior to January 1, 1995.

  (C) Average shares outstanding for First Commercial Corporation and Pro forma combined have been restated to reflect the 7% stock dividend declared November 21, 1995, payable on January 2, 1996 to stockholders of record December 14, 1995. Pro forma combined shares have also been adjusted for the West-Ark Bancshares, Inc., acquisition.

                                       PRO FORMA COMBINED BALANCE SHEET
                                              September 30, 1995
                                                 (Unaudited)

(Dollars in thousands)                            Completed Business Combinations
                                                  -------------------------------
                                                        FDH         West-Ark
                                       First        Bancshares,    Bancshares,
                                    Commercial         Inc.           Inc.          Pro forma
                                      Corp.(A)     (Purchase)(B)   (Pooling)(C)     Adjustment     Pro forma
                                   -------------   -------------  -------------   -------------  -------------
ASSETS
Cash and due from banks...........  $   298,083     $    13,746    $     3,559                    $   315,388
Investment securities.............    1,171,115         122,680         41,619          (707)(D)    1,334,707
Trading account securities........          320              --             --                            320
Short-term investments............       76,460          13,320          1,750                         91,530
Loans, net........................    2,740,712         209,820         98,702                      3,049,234
Premises and equipment, net.......       89,946          11,747          3,408         1,251 (D)      106,352
Other assets......................      186,193          10,959          2,505        14,480 (D)      214,144
                                                                                      25,556 (D)
                                                                                     (25,556)(E)
                                    -----------     -----------    -----------                    -----------
                                    $ 4,562,829     $   382,272    $   151,543                    $ 5,111,675
                                    ===========     ===========    ===========                    ===========
LIABILITIES AND STOCKHOLDERS' EQUITY

Non-interest bearing..............  $   826,860     $    42,535    $     9,529                    $   878,924
Interest bearing..................    3,048,367         288,624        132,093                      3,469,084
                                    -----------     -----------    -----------                    -----------
  Total deposits..................    3,875,227         331,159        141,622                      4,348,008

Short-term borrowings.............      255,163           6,231             --                        261,394
Other liabilities.................       46,201           2,905          1,267                         50,373
Long-term debt....................       11,471          16,215             75                         27,761
Minority interest in subsidiary...           --             206             --                            206
                                    -----------     -----------    -----------                    -----------
  Total liabilities...............    4,188,062         356,716        142,964                      4,687,742
Stockholders' equity
  Common stock....................       71,458               1            279         3,546 (D)       76,936
                                                                                          (1)(E)
                                                                                       1,653 (F)
  Capital surplus.................      109,493          15,290          2,033        35,026 (D)      144,899
                                                                                     (15,290)(E)
                                                                                      (1,653)(F)
  Retained earnings...............      195,851          10,707          6,337       (10,707)(E)      202,188
  Unrealized losses on securities.          (20)           (442)           (70)          442 (E)          (90)
  Treasury stock..................       (2,015)             --             --         2,015 (D)           --
                                    -----------     -----------    -----------                    -----------
  Total stockholders' equity......      374,767          25,556          8,579                        423,933
                                    -----------     -----------    -----------                    -----------
                                    $ 4,562,829     $   382,272    $   151,543                    $ 5,111,675
                                    ===========     ===========    ===========                    ===========

See accompanying notes to pro forma combined balance sheet.

                   NOTES TO PRO FORMA COMBINED BALANCE SHEET
                               September 30, 1995
                                  (Unaudited)



  (A)  Represents historical balance sheet of First Commercial Corporation.

  (B) Represents historical balance sheet of FDH Bancshares, Inc., as if this purchase transaction had occurred on or prior to September 30, 1995.

  (C) Represents historical balance sheet of West-Ark Bancshares, Inc., as if this pooling transaction had occurred on or prior to September 30, 1995.

  (D) This entry reflects the issuance of 1,349,215 shares, with a fair value of $40.6 million, and the adjustment to record assets and liabilities from the FDH acquisition, primarily investment securities and premises and equipment, at their fair value and the recording of the excess cost over fair value of $14.7 million and deferred taxes of ($189) thousand. The adjustment to premises and equipment is being amortized over the remaining economic lives of the buildings, ranging from 15 to 21 years, and goodwill is being amortized over 15 years.

  (E) This entry reflects the elimination of the equity of FDH Bancshares, Inc.

  (F) This entry reflects the actual amount of First Commercial Corporation common stock to be outstanding after the acquisition of FDH Bancshares, Inc., and West-Ark Bancshares, Inc.